                                                                   EXHIBIT 99.1



           -------------------------------------------------------





                        SALE AND SERVICING AGREEMENT


                                by and among


                    FORD CREDIT AUTO OWNER TRUST 1997-B,

                                 as Issuer,


                   FORD CREDIT AUTO RECEIVABLES TWO L.P.,

                                  as Seller


                                     and


                         FORD MOTOR CREDIT COMPANY,

                                 as Servicer



                         Dated as of October 1, 1997



           -------------------------------------------------------

                              TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                  ARTICLE I

DEFINITIONS AND USAGE                                                          1

                                   ARTICLE II


TRUST PROPERTY                                                                 2

     SECTION 2.1.   Conveyance of Trust Property                               2
     SECTION 2.2.   Representations and Warranties of the
                      Seller as to the Receivables                             2
     SECTION 2.3.   Repurchase upon Breach                                     7
     SECTION 2.4.   Custody of Receivable Files                                7
     SECTION 2.5.   Duties of Servicer as Custodian                            8
     SECTION 2.6.   Instructions; Authority to Act                            10
     SECTION 2.7.   Custodian's Indemnification                               10
     SECTION 2.8.   Effective Period and Termination                          10

                                 ARTICLE III

ADMINISTRATION AND SERVICING OF
RECEIVABLES AND TRUST PROPERTY                                                12

     SECTION 3.1.   Duties of Servicer                                        12
     SECTION 3.2.   Collection of Receivable Payments                         13
     SECTION 3.3.   Realization Upon Receivables                              13
     SECTION 3.4.   [Reserved]                                                13
     SECTION 3.5.   Maintenance of Security Interests in Financed Vehicles    14
     SECTION 3.6.   Covenants of Servicer                                     14
     SECTION 3.7.   Purchase of Receivables Upon Breach                       14
     SECTION 3.8.   Servicer Fee                                              15
     SECTION 3.9.   Servicer's Certificate                                    15
     SECTION 3.10.  Annual Statement as to Compliance;
                      Notice of Event of Servicing
                      Termination                                             16
     SECTION 3.11.  Annual Independent Certified Public
                      Accountant's Report                                     17
     SECTION 3.12.  Access to Certain Documentation and
                      Information Regarding Receivables                       17
     SECTION 3.13.  Servicer Expenses                                         18



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                                                                            Page
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                                  ARTICLE IV

DISTRIBUTIONS; RESERVE ACCOUNT;
STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS                              19

     SECTION 4.1.   Accounts                                                  19
     SECTION 4.2.   Collections                                               22
     SECTION 4.3.   Application of Collections                                24
     SECTION 4.4.   Advances                                                  24
     SECTION 4.5.   Additional Deposits                                       26
     SECTION 4.6.   Distributions                                             26
     SECTION 4.7.   Reserve Account                                           31
     SECTION 4.8.   Net Deposits                                              33
     SECTION 4.9.   Statements to Noteholders and
                      Certificateholders                                      33

                                  ARTICLE V

                           [Intentionally Omitted]

                                  ARTICLE VI

THE SELLER                                                                    36

     SECTION 6.1.   Representations and Warranties of
                      Seller                                                  36
     SECTION 6.2.   Liability of Seller; Indemnities                          38
     SECTION 6.3.   Merger or Consolidation of, or Assump-
                      tion of the Obligations of, Seller                      39
     SECTION 6.4.   Limitation on Liability of Seller and
                      Others                                                  40
     SECTION 6.5.   Seller May Own Notes or Certificates                      40

                                 ARTICLE VII

THE SERVICER                                                                  42

     SECTION 7.1.   Representations of Servicer                               42
     SECTION 7.2.   Indemnities of Servicer                                   43
     SECTION 7.3.   Merger or Consolidation of, or Assump-
                      tion of the Obligations of, Servicer                    46
     SECTION 7.4.   Limitation on Liability of Servicer
                      and Others                                              46
     SECTION 7.5.   Delegation of Duties                                      47
     SECTION 7.6.   Ford Credit Not to Resign as Servicer                     47





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                                                                            Page
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     SECTION 7.7.   Servicer May Own Notes or Certificates                    48

                                 ARTICLE VIII

SERVICING TERMINATION                                                         49

     SECTION 8.1.   Events of Servicing Termination                           49
     SECTION 8.2.   Appointment of Successor Servicer                         51
     SECTION 8.3.   Repayment of Advances                                     52
     SECTION 8.4.   Notification to Noteholders and
                      Certificateholders                                      52
     SECTION 8.5.   Waiver of Past Events of Servicing
                      Termination                                             52

                                  ARTICLE IX

TERMINATION                                                                   54

     SECTION 9.1.   Optional Purchase of All Receivables                      54
     SECTION 9.2.   Succession Upon Satisfaction and
                      Discharge of Indenture                                  54

                                  ARTICLE X

MISCELLANEOUS PROVISIONS                                                      55

     SECTION 10.1.   Amendment                                                55
     SECTION 10.2.   Protection of Title to Trust                             57
     SECTION 10.3.   Governing Law                                            60
     SECTION 10.4.   Notices                                                  60
     SECTION 10.5.   Severability of Provisions                               61
     SECTION 10.6.   Assignment                                               61
     SECTION 10.7.   Further Assurances                                       61
     SECTION 10.8.   No Waiver; Cumulative Remedies                           61
     SECTION 10.9.   Third-Party Beneficiaries                                62
     SECTION 10.10.  Actions by Noteholders or Certifi-
                       cateholders                                            62
     SECTION 10.11.  Agent for Service                                        62
     SECTION 10.12.  No Bankruptcy Petition.                                  63
     SECTION 10.13.  Limitation of Liability of Owner
                       Trustee and Indenture Trustee                          63
     SECTION 10.14.  Third-Party Beneficiary                                  64
     SECTION 10.15.  Savings Clause                                           64



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                                                                            Page
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     SCHEDULE A  Schedule of Receivables                                    SA-1

     SCHEDULE B  Location of Receivable Files                               SB-1

     APPENDIX A  Definitions and Usage                                      AA-1



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         SALE AND SERVICING AGREEMENT, dated as of October 1, 1997 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), by and among FORD CREDIT AUTO OWNER TRUST 1997-B (the "Issuer"), a Delaware business trust, FORD CREDIT AUTO RECEIVABLES TWO L.P., a Delaware limited partnership, as seller (the "Seller"), and FORD MOTOR CREDIT COMPANY, a Delaware corporation, as servicer (the "Servicer").

         WHEREAS, the Issuer desires to acquire a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts generated by Ford Motor Credit Company in the ordinary course of its business and conveyed to the Seller;

         WHEREAS, the Seller is willing to convey such receivables to the Issuer; and

         WHEREAS, Ford Motor Credit Company is willing to service such receivables on behalf of the Issuer;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                  ARTICLE I

                            DEFINITIONS AND USAGE

         Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                                TRUST PROPERTY

         SECTION 2.1. Conveyance of Trust Property. In consideration of the Issuer's delivery to, or upon the order of, the Seller of the Notes and the Certificates in an aggregate principal amount equal to the Initial Pool Balance, the Seller does hereby irrevocably transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Trust Property. The transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller to the Obligors, the Dealers or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

         SECTION 2.2. Representations and Warranties of the Seller as to the Receivables. The Seller makes the following representations and warranties as to the Receivables on which the Issuer shall be deemed to have relied in accepting the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the transfer, assignment and conveyance of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (i) Characteristics of Receivables. Each Receivable (a) shall have been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by the Seller from Ford Credit, which in turn shall have purchased such Receivable from such Dealer under an existing dealer agreement with Ford Credit, and shall have been validly assigned by such Dealer to Ford Credit, which in turn shall have been validly assigned by Ford Credit to the Seller in accordance with its terms, (b) shall have created or shall create a valid, subsisting, and enforceable first priority security interest in favor of Ford Credit in the Financed Vehicle, which security interest



                                      2



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has been assigned by Ford Credit to the Seller, which in turn shall be assignable by the Seller to the Issuer, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (e) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and (f) is a Precomputed Receivable or a Simple Interest Receivable.

         (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders shall have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Issuer and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all respects.

         (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle shall have complied at the time it was originated or made and at the execution of this Agreement shall comply in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

         (iv) Binding Obligation. Each Receivable shall represent the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable



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



by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

         (v) No Government Obligor. None of the Receivables shall be due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

         (vi) Security Interest in Financed Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of Ford Credit as secured party or all necessary and appropriate actions shall have been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of Ford Credit as secured party.

         (vii) Receivables in Force. No Receivable shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

         (viii) No Waiver. No provision of a Receivable shall have been waived.

         (ix) No Defenses. No right of rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.

         (x) No Liens. To the best of the Seller's knowledge, no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

         (xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; and Ford Credit shall not waive any of the foregoing.

         (xii) Insurance. Ford Credit, in accordance with its customary procedures, shall have determined that the Obligor has obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

         (xiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute an absolute transfer of the Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been conveyed, transferred, assigned, or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, and rights of others; and the transfer has been perfected under the UCC.

         (xiv) Valid Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Notes or the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

         (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

         (xvi) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

         (xvii) One Original. There shall be only one original executed copy of each Receivable.

         (xviii) New and Used Vehicles. Approximately 70.0% of the aggregate Principal Balance of the Receivables, constituting 62.5% of the number of Receivables, as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the Receivables represent vehicles financed at used vehicle rates.

         (xix) Amortization Type. By aggregate Principal Balance as of the Cutoff Date, approximately 38.1% of the Receivables constitute Precomputed Receivables and 61.9% of the Receivables constitute Simple Interest Receivables.

         (xx) Origination. Each Receivable shall have an origination date on or after January 1, 1996.

         (xxi) Maturity of Receivables. Each Receivable shall have an original maturity of not greater than sixty (60) months.

         (xxii) Minimum Annual Percentage Rate. Each Receivable shall have an Annual Percentage Rate equal to or greater than 7.75%.

         (xxiii) Scheduled Payments. Each Receivable shall have a first Scheduled Payment due, in the case of Precomputed Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to October 31, 1997 and no Receivable shall have a payment that is more than thirty
(30) days overdue as of the Cutoff Date.

         (xxiv) Location of Receivable Files. The Receivable Files shall be kept at one or more of the locations listed in Schedule B hereto.

         (xxv) No Extensions. The number of Scheduled Payments, in the case of Precomputed Receivables, and the number of scheduled due dates, in the case of Simple Interest Receivables, shall not have been extended on any Receivable on or before the Cutoff Date.


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

         (xxvi) Rating Agencies. The rating agencies rating the Notes and the Certificates are Moody's, Standard & Poor's and Fitch.

         (xxvii) Agreement. The representations and warranties of the Seller in Section 6.1 are true and correct.

         (xxviii) No Receivables Originated in Alabama or Pennsylvania. No Receivable shall have been originated in Alabama or Pennsylvania.

         SECTION 2.3. Repurchase upon Breach. The Seller, the Servicer, the Issuer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement, the Indenture Trustee and Ford Credit promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made by the Seller pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following the discovery, the Indenture Trustee shall enforce the obligation of the Seller under this
Section 2.3, and, if necessary, the Seller or the Indenture Trustee shall enforce the obligation of Ford Credit under the Purchase Agreement, to repurchase any Receivable materially and adversely affected by the breach as of such last day (or, at the Seller's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount, in the manner specified in Section 4.5. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Seller's representations and warranties pursuant to Section 2.2 shall be to require the Seller to repurchase Receivables pursuant to this Section 2.3 or to enforce the obligation of Ford Credit to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

         SECTION 2.4. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

              (i)  The original of the Receivable.

              (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file or disc or on microfiche.

              (iii) The original certificate of title or such documents that the Servicer or Ford Credit shall keep on file, in accordance with its customary procedures, evidencing the security interest of Ford Credit in the Financed Vehicle.

              (iv) Any and all other documents (including any computer file or disc or microfiche) that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

         The Servicer shall provide an Officer's Certificate to the Issuer and the Indenture Trustee confirming that the Servicer has received on behalf of the Issuer and the Indenture Trustee all the documents and instruments necessary for the Servicer to act as the agent of the Issuer and the Indenture Trustee for the purposes set forth in this Section 2.4, including the documents referred to herein, and the Issuer and the Indenture Trustee are hereby authorized to rely on such Officer's Certificate.

         SECTION 2.5.  Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable File as shall enable the Servicer and the

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


Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. In accordance with its customary practices with respect to its retail installment sale contracts, the Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than ninety (90) days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors a list of locations of the Receivable Files, the Receivable Files, and the related accounts, records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee shall instruct.

         (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer shall release any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by the Indenture Trustee with


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

due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, shall have no further need therefor.

         SECTION 2.6. Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

         SECTION 2.7. Custodian's Indemnification. The Servicer as custodian shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

         SECTION 2.8. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section
2.8. If Ford Credit shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated under Section 8.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or, with the consent of Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding, by the Owner Trustee or

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

by Certificateholders of Certificates evidencing not less than 25% of the Certificate Balance, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under
Section 8.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files and the related accounts and records maintained by the Servicer to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.



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


                                 ARTICLE III

                       ADMINISTRATION AND SERVICING OF
                       RECEIVABLES AND TRUST PROPERTY

        SECTION 3.1. Duties of Servicer. The Servicer shall manage, service, administer, and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions, and making Advances pursuant to Section 4.4. The Servicer shall follow its customary standards, policies, and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Owner Trustee (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them.
The Owner Trustee shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its



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


expense, shall obtain on behalf of the Issuer or the Owner Trustee all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer or the Owner Trustee in connection with ownership of the Receivables, and shall make all filings and pay all fees as may be required in connection therewith during the term hereof.

         SECTION 3.2. Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others. Subject to Sections 3.6(iii) and (iv), the Servicer may grant extensions, rebates, or adjustments on a Receivable; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly purchase the Receivable in the manner provided in Section 3.7. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

         SECTION 3.3. Realization Upon Receivables. On behalf of the Issuer, the Servicer shall use reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of comparable receivables, which may include reasonable efforts to realize upon any Dealer Recourse and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

         SECTION 3.4.  [Reserved].

         SECTION 3.5. Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

         SECTION 3.6. Covenants of Servicer. The Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or repossession, (ii) impair the rights of the Noteholders or the Certificateholders in the Receivables,
(iii) change the Annual Percentage Rate with respect to any Receivable, or (iv) modify the Amount Financed or the total number of Scheduled Payments (in the case of a Precomputed Receivable) or the total number of originally scheduled due dates (in the case of a Simple Interest Receivable).

         SECTION 3.7. Purchase of Receivables Upon Breach. The Seller, the Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.5 or 3.6. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as determined by the Indenture Trustee (which shall include any Receivable as to which a breach of Section 3.6 has occurred). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. For purposes of this
Section 3.7, the Purchase Amount shall consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Advances on the Receivable. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.5 or 3.6 shall be to require the Servicer to purchase Receivables pursuant to this Section 3.7.

         SECTION 3.8. Servicer Fee. The Servicer shall be entitled to any interest earned on the amounts deposited in the Collection Account and the Payahead Account during each Collection Period plus all late fees, prepayment charges (including, in the case of a Receivable that provides for payments according to the "Rule of 78's" and that is prepaid in full, the difference between the Principal Balance of such Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's"), and other administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables during each Collection Period (the "Supplemental Servicing Fee"). The Servicer also shall be entitled to the Servicing Fee, as provided herein.

         SECTION 3.9. Servicer's Certificate. (a) On or about the tenth day of each calendar month, the Servicer shall deliver to the Owner Trustee, each Note Paying Agent and Certificate Paying Agent, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Sections 4.3, 4.4, 4.5, 4.6 and 4.7 for the Collection Period preceding the date of such Servicer's Certificate, together with the written statements to be furnished by the Owner Trustee to Certificateholders pursuant to Section 4.9 and by the Indenture Trustee to the Noteholders pursuant to Section 4.9 hereof and Section 6.6 of the Indenture. Receivables purchased or to be purchased by the Servicer or the Seller shall be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

         (b) On or about the fifth (but in no event later than the tenth) calendar day of each calendar month, the Servicer shall deliver to the respective underwriters of the Notes and the Certificates the Note Pool Factor for each Class of Notes and the Certificate Pool Factor as of the close of business on the Distribution Date occurring in that month.

         SECTION 3.10. Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before April 30 of each year beginning April 30, 1998, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding 12-month (or shorter) period and of its performance under the Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such Officer's Certificate and the report referred to in Section 3.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee, or by any Noteholder or Person certifying that it is a Note Owner by a request in writing to the Indenture Trustee, in either case addressed to the applicable Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under
Section 8.1. The Seller shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under clause (ii) of Section 8.1

         SECTION 3.11. Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or to the

Seller or to Ford Credit, to deliver to the Owner Trustee and the Indenture Trustee on or before April 30 of each year beginning April 30, 1998 with respect to the prior calendar year a report addressed to the Board of Directors of the Servicer and to the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (1) was made in accordance with generally accepted auditing standards, (2) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement, and (3) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that such firm is required to report under the Program.

         The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files in such cases where the Certificateholders, the Indenture Trustee or the Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.12. The Servicer shall provide such information with respect to the Receivables as the Rating Agencies may reasonably request, including as soon as practicable a periodic report of the aggregate principal balance of Receivables which become Liquidated Receivables during each Collection Period.

         SECTION 3.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee and the Indenture Trustee, independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.

                                  ARTICLE IV

                       DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

         SECTION 4.1. Accounts. (a) The Servicer shall, prior to the Closing Date, establish and maintain a segregated trust account in the name "The Chase Manhattan Bank as Indenture Trustee, as secured party from Ford Credit Auto Owner Trust 1997-B", at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan
Bank), which shall be designated as the "Collection Account". The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Collection Account in accordance with the terms of the Basic Documents. The Collection Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Collection Account shall be established and maintained at a Qualified Institution or Qualified Trust Institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

         If the Servicer is required to remit collections pursuant to the first sentence of Section 4.2, all amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Collection Account in Permitted Investments that mature not later than the Business Day immediately prior to the Distribution Date for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. All interest and other income

(net of losses and investment expenses) on funds on deposit in the Collection Account shall be withdrawn from the Collection Account at the written direction of the Servicer and shall be paid to the Servicer. In the event that the Collection Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Collection Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

         (b) The Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account at the bank or trust company then maintaining the Collection Account, which subaccount shall be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

         (c) The Servicer shall, prior to the Closing Date, establish and maintain a segregated trust account in the name "PNC Bank, Delaware as Owner Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of PNC Bank, Delaware), which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of PNC Bank, Delaware, the Servicer shall, with the Owner Trustee's assistance as necessary, cause the Certificate Distribution Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

         (d) The Servicer shall, prior to the Closing Date, establish and maintain a segregated trust account in the name of "The Chase Manhattan Bank as Indenture Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan
Bank), which shall be designated as the "Payahead Account". The Payahead Account shall be held in trust for the benefit of the Obligors. The Payahead Account shall be under the sole dominion and control of the Indenture Trustee; provided that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Payahead Account in accordance with the Basic Documents. The Payahead Account shall not be a part of the Trust Property. All deposits to and withdrawals from the Payahead Account shall be made only upon the terms and conditions of the Basic Documents.

         If the Servicer is required to remit collections pursuant to the first sentence of Section 4.2, all amounts held in the Payahead Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Payahead Account in Permitted Investments that mature not later than the Business Day immediately prior to the Distribution Date for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Payahead Account shall be withdrawn from the Payahead Account at the direction of the Servicer and shall be paid to the Servicer. In the event that the Payahead Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Payahead Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

         (e) Notwithstanding the provisions of clause (d) above and of Section 4.6(a)(ii), for so long as (i) Ford Credit is the Servicer, (ii) the rating of Ford Credit's short-term unsecured debt is at least P-1 by Moody's, is at least A-1 by Standard & Poor's and is at least F-1 by Fitch and (iii) no Event of Servicing Termination shall have occurred (each, a "Monthly Remittance Condition"), Payaheads need not be remitted to and deposited in the Payahead Account but instead may be remitted to and held by the Servicer. So long as each Monthly Remittance Condition is satisfied, the Servicer shall not be required to segregate or otherwise hold separate any Payaheads remitted to the Servicer as aforesaid but shall be required to remit Payaheads to the Collection Account in accordance with Section 4.6(a)(i). At any time as any Monthly Remittance Condition is not satisfied, the Servicer shall deposit in the Payahead Account the amount of any Payaheads then held or received by it (which amount shall be at least equal to the Payahead Balance as of the close of business on the last day of the immediately preceding Collection Period). Notwithstanding the foregoing, if a Monthly Remittance Condition is not satisfied the Servicer may utilize, with respect to Payaheads, an alternative remittance schedule (which may include the remittance schedule utilized by the Servicer before the Monthly Remittance Condition became unsatisfied), if the Servicer provides to the Owner Trustee and the Indenture Trustee written confirmation from each Rating Agency that such alternative remittance schedule will not result in the downgrading or withdrawal by such Rating Agency of the ratings then assigned to the Notes and the Certificates. The Owner Trustee and the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (iii) of the first sentence of this Section 4.1(e) that would require remit tance of the Payaheads to the Payahead Account unless the Owner Trustee or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or from the Certificateholders of Certificates evidencing not less than 25% of the Certificate Balance or unless a Trustee Officer in the Corporate Trust Office with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance.

        SECTION 4.2. Collections. The Servicer shall remit to the Collection Account within two (2) Business Days of the receipt thereof (i) all payments by or on behalf of the Obligors (including Payaheads on the Receivables and Rule of 78's Payments, but excluding Pur-chased Receivables) and (ii) all Liquidation Proceeds, both as collected during the Collection Period. Ford Credit, so long as it is acting as the Servicer, may make remittances of collections on a less frequent basis than that specified in the immediately preceding sentence. It is understood that such less frequent remittances may be made only on the specific terms and conditions set forth below in this Section 4.2 and only for so long as such terms and conditions are fulfilled. Accordingly, notwithstanding the provisions of the first sentence of this Section 4.2, the Servicer shall remit collections received during a Collection Period to the Collection Account in immediately available funds on the Business Day preceding the related Distribution Date (or, with the prior consent of the Rating Agencies, on the related Distribution Date) but only for so long as each Monthly Remittance Condition is satisfied. Notwithstanding the foregoing, if a Monthly Remittance Condition is not satisfied the Servicer may utilize an alternative remittance schedule (which may include the remittance schedule utilized by the Servicer before the Monthly Remittance Condition became unsatisfied), if the Servicer provides to the Owner Trustee and the Indenture Trustee written confirmation from each Rating Agency that such alternative remittance schedule will not result in the downgrading or withdrawal by such Rating Agency of the ratings then assigned to the Notes and the Certificates. The Owner Trustee or the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (iii) of the definition of Monthly Remittance Condition that would require remittance by the Servicer to the Collection Account within two Business Days of receipt as aforesaid unless the Owner Trustee or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or from the Certificateholders of Certificates evidencing not less than 25% of the Certificate Balance or a Trustee Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer or by other means.

         SECTION 4.3. Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied by the Servicer as follows:

    Payments by or on behalf of the Obligor which are not late fees, prepayment charges, or other administrative fees and expenses, or similar charges which constitute the Supplemental Servicing Fee shall be applied first to reduce Outstanding Advances made with respect to such Receivable, as described in Sections 4.4(a) and (b) below. Next, any excess shall be applied (i) in the case of Simple Interest Receivables, to interest and principal on the Receivable in accordance with the Simple Interest Method and (ii) in the case of Precomputed Receivables, to the Scheduled Payment with respect to such Receivable and any remaining excess (except for partial prepayments which cause a reduction in the Obligor's periodic payment to below the Scheduled Payment as of the Cutoff Date) shall be added to the Payahead Balance, and shall be applied to prepay the Precomputed Receivable but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Precomputed Receivable in full, otherwise such excess shall constitute a Payahead, and shall increase the Payahead Balance.

         SECTION 4.4. Advances. (a) As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on a Precomputed Receivable (other than a Purchased Receivable) after application under Section 4.3 shall be less than the Scheduled Payment, whether as a result of any extension granted to the Obligor or otherwise, the Payahead Balance, if any, with respect to such Receivables shall be applied by the Indenture Trustee to the extent of the shortfall, and such Payahead Balance shall be reduced accordingly. Next, subject to the following sentence, the Servicer shall make an advance of any remaining shortfall (such amount, a "Precomputed Advance"). The Servicer will be obligated to make a Precomputed Ad-vance in respect of a Precomputed Receivable only to the extent that the Servicer, in its sole discretion, shall determine that the Precomputed Advance shall be recoverable from subsequent collections or recoveries on any Precomputed Receivable. With respect to each Precomputed Receivable, the Precomputed Advance shall increase Outstanding Precomputed Advances.
Outstanding Precomputed Advances shall be reduced by subsequent payments by or on behalf of the Obligor, collections of Liquidation Proceeds and payments of the Purchase Amount.

         If the Servicer shall determine that an Outstanding Precomputed Advance with respect to any Precomputed Receivable shall not be recoverable, the Servicer shall be reimbursed from any collections made on other Receivables in the Trust, and Outstanding Precomputed Advances with respect to such Precomputed Receivable shall be reduced accordingly.

         (b) As of the close of business on the last day of each Collection Period, the Servicer shall advance an amount equal to the amount of interest due on the Simple Interest Receivables at their respective APRs for the related Collection Period (assuming the Simple Interest Receivables pay on their respective due dates) minus the amount of interest actually received on the Simple Interest Receivables during the related Collection Period (such amount, a "Simple Interest Advance"). With respect to each Simple Interest Receivable, the Simple Interest Advance shall increase Outstanding Simple Interest
Advances. If such calculation results in a negative number, an amount equal to such negative number shall be paid to the Servicer and the amount of Outstanding Simple Interest Advances shall be reduced by such amount. In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be paid to the Servicer to reduce Outstanding Simple Interest Advances, but only to the extent of any Outstanding Simple Interest Advances. The Servicer shall not make any advance in respect of principal of Simple Interest Receivables.

         If the Servicer shall determine that an Outstanding Simple Interest Advance with respect to any

Simple Interest Receivable shall not be recoverable, the Servicer shall be reimbursed from any collections made on other Receivables in the Trust, but only to the extent that such Outstanding Simple Interest Advance represents accrued and unpaid interest on such Simple Interest Receivable. Outstanding Simple Interest Advances with respect to such Simple Interest Receivable shall be reduced by the amount of such reimbursement.

         (c) In the event that an Obligor shall prepay a Receivable in full, if the related contract did not require such Obligor to pay a full month's interest, for the month of prepayment, at the APR, the Servicer shall make an unreimbursable advance of the amount of such interest.

         SECTION 4.5. Additional Deposits. (a) The Servicer shall deposit in the Collection Account the aggregate Advances pursuant to Sections 4.4(a) and
(b) and the aggregate advances pursuant to Section 4.4(c). The Servicer and the Seller shall deposit in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Distribution Date (or, with the prior consent of the Rating Agencies, on the Distribution Date) related to such Collection Period.

         (b) The Indenture Trustee shall on the Distribution Date relating to each Collection Period make withdrawals from the Reserve Account (i) first, in an amount equal to the Reserve Account Release Amount, (ii) second, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the second sentence of Section 4.6(b) and (iii) third, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the third sentence of Section 4.6(b) and, in each case, shall deposit such funds into the Collection Account.

         SECTION 4.6. Distributions. (a) On each Distribution Date, the Indenture Trustee shall cause to be made the following transfers and distributions in the amounts set forth in the Servicer's Certificate for such Distribution Date:

              (i) From the Payahead Account, or from the Servicer in the event the provisions of Section 4.1(e) above are applicable, to the Collection Account, in immediately available funds, (x) the portion of Payaheads constituting Scheduled Payments or prepayments in full, required by Sections 4.3 and 4.4(a), and (y) the Payahead Balance, if any, relating to any Purchased Receivable.

              (ii) From the Collection Account to the Payahead Account, or to the Servicer in the event the provisions of Section 4.1(e) above are applicable, in immediately available funds, the aggregate Payaheads required by Section 4.3 for the Collection Period related to such Distribution Date.

              (iii) From the Collection Account to the Servicer, in immediately available funds, repayment of Outstanding Advances pursuant to Sections 4.4(a) and (b).

        (b) Prior to each Distribution Date, the Servicer shall on or before each Determination Date calculate the Available Collections, the Reserve Account Release Amount, the Available Funds, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, if any, the Accrued Class A Note Interest, the First Priority Principal Distribution Amount, the Accrued Class B Note Interest, the Second Priority Principal Distribution Amount, the Accrued Certificate Interest and the Third Priority Principal Distribution Amount. In addition, the Servicer shall calculate on or before each Determination Date the difference, if any, between the Total Required Payment and the Available Funds and, pursuant to Section 4.5(b), the Indenture Trustee shall withdraw funds from the Reserve Account in the amount of such difference (if positive). On or before the Determination Date immediately preceding the Final Scheduled Distribution Date with respect to any Class of Notes or the Certificates, the Servicer shall calculate the difference, if any, between (i) the amount required to pay such Class of Notes or the Certificates in full in accordance with the priorities set forth in Sections 4.6(c) and (d), and (ii) the sum of the Available Funds plus the amount withdrawn from the Reserve Account in accordance with the preceding sentence, and pursuant to Section 4.5(b), the Indenture Trustee shall withdraw funds from the Reserve Account in the amount of such difference (if positive).

         (c) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to
Section 3.9), to make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date (including funds, if any, deposited therein from the Reserve Account pursuant to Section 4.5(b) and from the Payahead Account pursuant to this Section 4.6), in the following order of priority:

              (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

              (ii) second, to the Noteholders of Class A Notes, the Accrued Class A Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

              (iii) third, to the Principal Distribution Account, the First Priority Principal Distribution Amount;

              (iv) fourth, to the Noteholders of Class B Notes, the Accrued Class B Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available shall be applied to the payment of such interest on the Class B Notes on a pro rata basis;

              (v) fifth, to the Principal Distribution Account, the Second Priority Principal Distribution Amount;

              (vi) sixth, to the Certificate Distribution Account, the Accrued Certificate Interest;

              (vii) seventh, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance;

              (viii) eighth, to the Principal Distribution Account, the Third Priority Principal Distribution Amount; and

              (ix) ninth, to the Seller, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date.

         Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes or following an Insolvency Event or a dissolution with respect to the Seller or the General Partner, the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses (i) and (ii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and the Certificateholders will not receive any distributions of principal or interest until the principal amount and accrued interest on all the Notes has been paid in full.

         (d) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to
Section 3.9), to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make distributions and payments in the following order of priority:

              (i) first, to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the outstanding Class A-1 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the outstanding Class A-1 Notes in full, the amounts available shall be applied to the pay-ment of principal on the Class A-1 Notes on a pro rata basis;

              (ii) second, to the Noteholders of the Class A-2 Notes in reduction of principal until the principal amount of the outstanding Class A-2 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the outstanding Class A-2 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-2 Notes on a pro rata basis;

              (iii) third, to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the outstanding Class A-3 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the outstanding Class A-3 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-3 Notes on a pro rata basis;

              (iv) fourth, to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the outstanding Class A-4 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the outstanding Class A-4 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-4 Notes on a pro rata basis;

              (v) fifth, to the Noteholders of the Class B Notes in reduction of principal until the principal amount of the outstanding Class B Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the outstanding Class B Notes in full, the amounts available shall be applied to the payment of principal on the Class B Notes on a pro rata basis;

              (vi) sixth, to the Certificate Distribution Account, in reduction of the Certificate Balance, until the Certificate Balance has been reduced to zero; and

            (vii) seventh, to the Seller, any funds remaining on deposit in the Principal Distribution Account.

         SECTION 4.7. Reserve Account. (a) (i) The Seller shall, prior to the Closing Date, establish and maintain an account in the name "The Chase Manhattan Bank as Indenture Trustee, as secured party from Ford Credit Auto Owner Trust 1997-B" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan Bank), which shall be designated as the "Reserve Account" (the Reserve Account, together with the Collection Account (including the Principal Distribution Account), the "Trust Accounts"). The Reserve Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to the Reserve Account in accordance with the Basic Documents. The Reserve Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Reserve Account shall be established and maintained at a Qualified Institution or Qualified Trust Institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. On the Closing Date, the Seller shall deposit the Reserve Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes and the Certificates. The Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Reserve Account (such amounts, the "Reserve Account Property") shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property, and all deposits to and withdrawals from therefrom shall be made only upon the terms and conditions of the Basic Documents.

         The Reserve Account Property shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Seller, by the bank or trust company then maintaining the Reserve Account in Permitted Investments that mature not later than the Business Day preceding the next Distribution

Date, and such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be deposited therein. In the event the Reserve Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Reserve Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

              (ii)  With respect to Reserve Account Property:

                          (A)  any Reserve Account Property that is a
                   "financial asset" as defined in Section 8-102(a)(9) of the UCC shall be physically delivered to, or credited to an account in the name of, the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account in accordance with such institution's customary procedures such that such institution establishes a "securities entitlement" in favor of the Indenture Trustee with respect thereto; and

                          (B) any Reserve Account Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee shall have sole signature authority with respect thereto.

              (iii) Except for any deposit accounts specified in clause (ii)(B) above, the Reserve Account shall only be invested in securities or in other assets which the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account agrees to treat as "financial assets" as defined in Section 8-102(a)(9) of the UCC.

         (b) If the Servicer pursuant to Section 4.4 determines on or before any Determination Date that it is required to make an Advance and does not do so from its own funds, the Servicer shall promptly instruct the Indenture Trustee in writing to withdraw funds, in an amount specified by the Servicer, from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 4.4 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Advances to the Indenture Trustee, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used.

         (c) Following the payment in full of the aggregate principal amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, any remaining Reserve Account Property shall be distributed to the Seller.

         SECTION 4.8. Net Deposits. For so long as (i) Ford Credit shall be the Servicer, (ii) the Servicer shall be entitled pursuant to Section 4.2 to remit collections on a monthly basis rather than within two Business Days of receipt, and (iii) the Servicer shall be entitled pursuant to Section 4.1(e) to retain Payaheads rather than deposit them in the Payahead Account, Ford Credit may make the remittances pursuant to Sections 4.2 and 4.5 above, net of amounts to be distributed to Ford Credit pursuant to Section 4.6(c). Nonetheless, the Servicer shall account for all of the above described remittances and distributions except for the Supplemental Servicing Fee in the Servicer's Certificate as if the amounts were deposited and/or transferred separately.

         SECTION 4.9. Statements to Noteholders and Certificateholders. On each Distribution Date, the Servicer shall provide to the Indenture Trustee (with copies to the Rating Agencies and each Note Paying Agent) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with copies to the Rating Agencies and to each Certificate Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement based on information in the Servicer's Certificate furnished pursuant to Section 3.9, setting forth for the Collection Period relating to such Distribution Date the following information as to the Notes and the Certificates to the extent applicable:

              (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

              (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

              (iii) the amount of such distribution allocable to draws from the Reserve Account, if any;

              (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

              (v) the Minimum Required Class A Note Overcollateralization Amount, the Actual Class A Note Overcollateralization Amount, the Minimum Required Class B Note Overcollateralization Amount, the Actual Class B Note Overcollateralization Amount, the Specified Overcollateralization Amount and the Specified Credit Enhancement Amount as of such Distribution Date;

              (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Distribution Date;

              (vii) the amounts of the Noteholders' Interest Carryover Shortfall and the Certificateholders' Interest Carryover Shortfall, if any, on such Distribution Date and the change in such amounts from the preceding Distribution Date;

              (viii) the aggregate outstanding principal amount of each Class of Notes, the Note Pool Factor for each Class of Notes, the Certificate Bal-ance and the Certificate Pool Factor as of such Distribution Date;

              (ix) the balance of the Reserve Account on such Distribution Date, after giving effect to distributions made on such Distribution Date and the change in such balance from the preceding Distribution Date;

              (x) the amount of the aggregate Realized Losses, if any, with respect to the related Collection Period;

              (xi) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer, if any, with respect to the related Collection Period; and

              (xii) the amount of Advances, if any, on such Distribution Date (stating separately the amount of Precomputed Advances and Simple Interest Advances).

         Each amount set forth on the Distribution Date statement pursuant to clauses (i), (ii), (vi) or (vii) above shall be expressed as a dollar amount per $1,000 of original principal amount or original Certificate Balance of a Note or a Certificate, as applicable.

                                  ARTICLE V

                           [Intentionally Omitted]


                                  ARTICLE VI

                                  THE SELLER

         SECTION 6.1. Representations and Warranties of Seller. The Seller makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

         (a) Organization and Good Standing. The Seller shall have been duly organized and shall be validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Seller shall be duly qualified to do business as a foreign limited partnership in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Seller shall have the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms. The Seller shall have full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Issuer and has duly authorized such conveyance and assignment to the Issuer by all necessary action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have been duly authorized by the Seller by all necessary action.

         (d) Valid Conveyance; Binding Obligation. This Agreement shall evidence a valid transfer, assignment and conveyance of the Receivables and the other Trust Property conveyed by the Seller to the Issuer hereunder, enforceable against creditors of and purchasers from the Seller; and this Agreement and the other Basic Documents to which the Seller is a party constitute legal, valid, and binding obligations of the Seller, enforceable against the Seller in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the Certificate of Limited Partnership or Limited Partnership Agreement, any indenture, agreement, or other instrument to which the Seller is a party or by which the Seller is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or, to the best of the Seller's knowledge, any order, rule, or regulation applicable to the Seller of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

         (f) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Docu-ments, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, or (iv) relating to the Seller and which might adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes or the Certificates.

         SECTION 6.2. Liability of Seller; Indemnities The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

         (a) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to ownership of the Receivables or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

         (b) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Inden ture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith, or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

         (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the Trust Agreement, in the case of the Owner Trustee, and in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or
(ii) in the case of the Owner Trustee shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement or (iii) in the case of the Indenture Trustee shall arise from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture.

         (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

         (e) Indemnification under this Section 6.2 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall repay such amounts to the Seller, without interest.

         SECTION 6.3. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock of which is owned directly or indirectly by Ford Motor Company, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 6.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables and the other Trust Property, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Seller shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 6.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) or (y) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) or (iii) above.

         SECTION 6.4.  Limitation on Liability of Seller and Others. The
Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.5. Seller May Own Notes or Certificates. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Seller or an Affili-ate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Seller or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

                                 ARTICLE VII

                                 THE SERVICER

         SECTION 7.1. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the
Indenture:

         (a) Organization and Good Standing. The Servicer shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of its incorporation, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer and the Indenture Trustee.

         (b) Due Qualification. The Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. The Servicer shall have the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms, and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party shall have been duly authorized by the Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Servicer is a party constitute legal, valid, and binding obligations of the Servicer, enforceable against the Servicer in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, or other instrument to which the Servicer is a party or by which it shall be bound, nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, or (iv) relating to the Servicer and which might adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes or the Certificates.

         SECTION 7.2. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

         (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the
Certificateholders and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

     (d) The Servicer shall indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trust-ee, as applicable, from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable; (ii) relates to any tax other than the taxes with respect to which either the Seller or the Servicer shall be required to indemnify the Owner Trustee or the Indenture Trustee, as applicable; (iii) in the case of the Owner Trustee, shall arise from the Owner Trustee's breach of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or (iv) in the case of the Indenture Trustee, shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a successor Servicer hereunder.

         For purposes of this Section 7.2, in the event of the termination of the rights and obligations of Ford Credit (or any successor thereto pursuant to Section 8.2) as Servicer pursuant to Section 8.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to continue to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.2.

         Indemnification under this Section 7.2 by Ford Credit (or any successor thereto pursuant to Section 8.2) as Servicer, with respect to the period such Person was (or was deemed to be) the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 7.2 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

        SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer, or (iv) so long as Ford Credit acts as Servicer, any corporation more than 50% of the voting stock of which is owned directly or indirectly by Ford Motor Company, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 7.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 7.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement or assumption and compliance with clauses (x) and (y) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii), or (iii) above.

         SECTION 7.4. Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

         (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

         SECTION 7.5. Delegation of Duties. So long as Ford Credit acts as Servicer, the Servicer may at any time without notice or consent delegate substantially all its duties under this Agreement to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by Ford Motor Company. The Servicer may at any time perform specific duties as servicer under the Agreement through sub-contractors; provided that no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto.

         SECTION 7.6. Ford Credit Not to Resign as Servicer. Subject to the provisions of Section 7.3, Ford Credit shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Ford Credit shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have
(i) taken the actions required by the last paragraph of Section 8.1, (ii) assumed the responsibilities and obligations of Ford Credit in accordance with
Section 8.2 and (iii) become the Administrator under the Administration Agreement pursuant to Section 9 thereof.

         SECTION 7.7. Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                 ARTICLE VIII

                            SERVICING TERMINATION

         SECTION 8.1. Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") occur and be continuing:

        (i) Any failure by the Servicer or the Seller to deliver to the Owner Trustee or the Indenture any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of three (3) Business Days after written notice of such failure is received by the Servicer or the Seller, as the case may be, from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer or the Seller, as the case may be; or

         (ii) Failure on the part of the Servicer or the Seller duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (a) materially and adversely affect the rights of Noteholders or Certificateholders and (b) continue unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee, the Seller and the Servicer by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or by the Certificateholders of Certificates evidencing not less than 25% of the Certificate Balance; or

         (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

         (iv) The consent by the Servicer or the Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntary suspend payment of its obligations;

then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee, or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) (with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

         The predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

         SECTION 8.2. Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 8.2, the Indenture Trustee without further action shall automatically be appointed the successor Servicer. Notwithstanding the above, the Indenture Trustee, if it shall be legally unable so to act, shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement.

         (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor Servicer out of payments on Receivables as it and such successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Servicer under this Agreement. The Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 8.3. Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive to the extent of available funds reimbursement for Outstanding Advances pursuant to
Section 4.3 and 4.4, in the manner specified in Section 4.6, with respect to all Advances made by the predecessor Servicer.


         SECTION 8.4. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

         SECTION 8.5. Waiver of Past Events of Servicing Termination. The Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding or the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance (in the case of an Event of Servicing Termination which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termi-
                                      52
nation hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts, the Certificate Distribution Account or the Payahead Account in accordance with this Agreement. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies.

                                  ARTICLE IX

                                 TERMINATION

         SECTION 9.1. Optional Purchase of All Receivables. On the last day of any Collection Period as of which the Pool Factor shall be less than the Optional Purchase Percentage, the Servicer shall have the option to purchase the corpus of the Trust. To exercise such option, the Servicer shall deposit pursuant to Section 4.5 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables, plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust.
Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and the Certificate Balance and all accrued but unpaid interest (including any overdue interest) thereon. The amount deposited in the Collection Account pursuant to this Section 9.1 shall be used on the next Distribution Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV.

         SECTION 9.2. Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Payahead Account and the Collection Account in accordance with Section 4.6 and making withdrawals from the Reserve Account in accordance with Section 4.5(b) and Section 4.7.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

         SECTION 10.1. Amendment. (a) This Agreement may be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

        (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding and (ii) the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance (which consent of any Noteholder of a Note or Certificateholder of a Certificate given pursuant to this Section 10.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future Noteholders of such Note or Certificateholders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate or the Certificate Rate or, without the prior consent of the Rating Agencies, the Specified Reserve Balance, without the consent of all adversely affected Noteholders or Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders of all Notes and Certificateholders of all Certificates affected thereby; and provided further that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

         (c) Prior to the execution of any such amendment or consent the Servicer will provide, and the Owner Trustee shall distribute, written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.2(i)(1). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 10.2. Protection of Title to Trust. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller and the Servicer shall give the Owner Trustee and the Indenture Trustee at least sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, the Payahead Account and the Reserve Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within twenty (20) Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i)  The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

              (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
    (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest; and

              (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary

    (as of the date of such opinion) to be taken in the following year to
    preserve    and protect such interest.

                (j) The Seller shall, to the extent required by applicable law, cause the Notes and the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

                (k) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 10.3. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

         SECTION 10.4. Notices. Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Servicer, to the agent for service as specified in Section 10.11 hereof, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Owner Trustee and the Indenture Trustee, (b) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (c) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (d) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's Ratings Services, at the following address:
Standard & Poor's Ratings Services, 25 Broadway, 20th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department and (f) in the case of Fitch Investors Service, L.P., at the following address: Fitch Investors Service, L.P., 1201 East 7th Street, Powell, Wyoming 82435, Attention: Asset Backed Surveillance.

Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

         SECTION 10.5.  Severability of Provisions.   If any one or more of the
covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

         SECTION 10.6. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and 8.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66-2/3% of the principal amount of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than 66-2/3% of the Certificate Balance.

         SECTION 10.7. Further Assurances. The Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

        fSECTION 10.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the

Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 10.9. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Certificateholders, and their respective successors and permitted assigns. Except as otherwise provided in this Article X, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

         SECTION 10.10.  Actions by Noteholders or Certificateholders.
(a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

         (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

         SECTION 10.11. Agent for Service The agent for service of the Seller and the Servicer in respect of this Agreement shall be J.D. Bringard, Esq., Ford Motor Credit Company, The American Road, Dearborn, Michigan 48121.

         SECTION 10.12. No Bankruptcy Petition. The Owner Trustee, the Indenture Trustee, the Issuer and the Servicer each cove nants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization it will not institute against, or join any other Person in instituting against, the Seller or the General Partner any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law. This Section
10.12 shall survive the resignation or removal of the Owner Trustee under the Trust Agreement or the Indenture Trustee under the Indenture or the termination of this Agreement.

        SECTION 10.13. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by PNC Bank, Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall PNC Bank, Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursu-ant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         SECTION 10.14. Third-Party Beneficiary. The Indenture Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         SECTION 10.15. Savings Clause. It is the intention of the Seller and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Seller to the Issuer. However, in the event that such transfer is deemed to be a pledge, the Seller hereby grants to the Issuer a first priority security interest in all of the Seller's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law.

         IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     FORD CREDIT AUTO RECEIVABLES
                                       TWO L.P.,
                                       as Seller

                                       By: FORD CREDIT AUTO
                                             RECEIVABLES TWO, INC.,
                                             as General Partner

                                       By:  \s\ R. P. Conrad
                                          -------------------------------------
                                          Name:  R. P. Conrad
                                          Title:  Assistant Secretary


                                       FORD CREDIT AUTO OWNER TRUST
                                         1997-B,
                                         as Issuer


                                       By: PNC BANK, DELAWARE,
                                         not in its individual
                                         capacity but solely as Owner Trustee


                                       By: \s\ Michael B. McCarthy
                                          -------------------------------------
                                          Name:  Michael B. McCarthy
                                          Title:  Vice President


                                       FORD MOTOR CREDIT COMPANY,
                                         as Servicer


                                       By: \s\ R. P. Conrad
                                          -------------------------------------
                                          Name:  R. P. Conrad
                                          Title:  Assistant Secretary

Accepted and agreed:

THE CHASE MANHATTAN BANK,
not in its individual capacity
but solely as Indenture Trustee


By:    \s\ Michael A. Smith
   --------------------------------
     Name:  Michael A. Smith
     Title:   Vice President

PNC BANK, DELAWARE,
not in its individual capacity
but solely as Owner Trustee


By:    \s\ Michael B. McCarthy
   --------------------------------
     Name:  Michael B. McCarthy
     Title:  Vice President

                                   SCHEDULE A


                           [SCHEDULE OF RECEIVABLES]

                   Delivered to Indenture Trustee at Closing

                                  SCHEDULE B

                         LOCATION OF RECEIVABLE FILES


Akron
175 Montrose West Avenue
Crown Pointe Building
Suite 300
Copley, OH  44321

Albany
5 Pine West Plaza
Albany, NY  12205

Albuquerque
6100 Uptown Blvd., N.E.
Suite 300
Albuquerque, NM  87110

Amarillo
1616 S. Kentucky
Bldg. D, Suite 130
Amarillo, TX  79102

Anchorage
3201 C Street
Suite 303
Anchorage, AK  99503

Appleton
54 Park Place
Appleton, WI  54915-8861

Athens
3708 Atlanta Highway
Athens, GA  30604

Atlanta-North
North Park Town Center
Bldg. 400, Suite 180
1000 Abernathy Rd. N.E.
Atlanta, GA  30328

Atlanta-South
1691 Phoenix Blvd.
Suite 300
Atlanta, GA  30349

Atlanta/CL
1117 Perimeter Ctr. W
Suite 404 West
Atlanta, GA 30338

Atlantic Region District Office
14104 Newbrook Drive
Chantilly, VA 22021

Austin
1701 Directors Blvd.
Suite 320
Austin, TX  78744

Baltimore-East
Campbell Corporate
Center One
4940 Campbell Blvd.
Suite 140
Whitemarsh Business Community
Baltimore, MD  21236

Beaumont
2615 Calder
Suite 715
Beaumont, TX  77704

Billings
1643 Lewis Avenue
Suite 201
Billings, MT  59102

Birmingham
3535 Grandview Parkway
Suite 340
Birmingham, AL  35243

Boston-North
One Tech Drive
3rd Floor
Andover, MA  01810-2497

Boston-South
Southboro Place
2nd Floor
352 Turnpike Road
Southboro, MA  01772

Bristol
Landmark Center-
Suite A
113 Landmark Lane
Bristol, TN  37620

Buffalo
95 John Muir Drive
Suite 102
Amherst, NY  14228

Cape Girardeau
1409-C N. Mt. Auburn Rd.
Cape Girardeau, MO  63701

Charleston
Rivergate Center
Suite 150
4975 LaCross Road
North Charleston, SC  29418

Charlotte
6302 Fairview Road
Suite 500
Charlotte, NC  28210

Charlotte/CL
6302 Fairview Road
Suite 510
Charlotte, NC 28210

Chattanooga
6025 Lee Highway
Suite 443
Chattanooga, TN  37421

Cheyenne
6234 Yellowstone Road
Cheyenne, WY  82009

Chicago-East
One River Place
Suite A
Lansing, IL  60438

Chicago-North
9700 Higgins Road
Suite 720
Rosemont, IL  60018

Chicago-South
The Office of Waterfall Glen I
Suite 310
900 South Frontage Road
Woodridge, IL  60517

Chicago-West
2500 W. Higgins Rd.
Suite 280
Hoffman Estates, IL  60195

Chicago/CL
745 McClintock Drive
Suite 300
Burr Ridge, IL 60521

Cincinnati
8805 Governors Hill Dr.
Suite 230
Cincinnati, OH  45249

Cleveland
5700 Lombardo Centre
Suite 101
Seven Hills, OH  44131-2581

Colorado Springs
5575 Tech Center Dr.
Suite 220
Colorado Springs, CO  80919

Columbia
250 Berryhill Road
Suite 201
Columbia, SC  29210

Columbus
Metro V, Suite 470
655 Metro Place S
Dublin, OH  43017

Coral Springs-East
3111 N. University Dr.
Suite 800
Coral Springs, FL  33065

Corpus Christi
5350 South Staples
Suite 225
Corpus Christi, TX  78411

Dallas
Campbell Forum
Suite 600
801 E. Campbell Road
Richardson, TX  75081

Dallas
Campbell Forum
Suite 650
801 E. Campbell Road
Richardson, TX  75081

Davenport
Commerce Exch. Bldg.
2535 Tech Drive
Suite 300
Bettendorf, IA  52722

Decatur
401 Lee Street
Suite 500
Decatur, AL  35602

Denver
6300 S. Syracuse Way
Suite 195
Englewood, CO  80111

Des Moines
4200 Corporate Drive
Suite 107
W. Des Moines, IA  50266

Detroit-North
580 Kirts Boulevard
Suite 300
Troy, MI  48084

Detroit-West
One Parklane Blvd.
Suite 405E
Dearborn, MI  48126

Detroit/CL
One Parklane Blvd.
Suite 301E
Dearborn, MI 48126

Dothan
137 Clinic Drive
Dothan, AL  36303

El Paso
1200 Golden Key Circle
Suite 104
El Paso, TX  79925

Eugene
1600 Valley River Drive
Suite 190
Eugene, OR  97401

Falls Church
1420 Springhill Road
Suite 550
McLean, VA  22102

Fargo
3100 13th Ave. South
Suite 304
Fargo, ND  58103

Fayetteville
4317 Ramsey Street
Suite 300
Fayetteville, NC  28311

Findlay
3500 North Main Street
Findlay, OH  45840-1447

Ft. Myers
11935 Fairway Lakes Dr.
Fort Myers, FL  33913

Ft. Worth
Center Park Tower
Suite 400
2350 West Airport Frwy.
Bedford, TX  76022

Grand Junction
744 Horizon Court
Suite 330
Grand Junction, CO  81506

Grand Rapids
2851 Charlevoix Drive SE
Suite 300
Grand Rapids, MI  49546

Greensboro
1500 Pinecroft Rd.
Suite 220
Greensboro, NC  27407

Harlingen
1916 East Harrison
Harlingen, TX  78550

Harrisburg
4900 Ritter Road
Mechanicsburg, PA  17055

Henderson
618 North Green Street
Henderson, KY  42420

Honolulu
Ala Moano Pacific Center
Suite 922
1585 Kapiolani Blvd.
Honolulu, HI  96814

Houston-North
363 N. Sam Houston Pkwy. E.
Suite 700
Houston, TX  77060

Houston-West
820 Gessner
Suite 700
Houston, TX  77024

Huntington
3425 U.S. Route 60 East
Barboursville, WV  25504

Indianapolis
5875 Castle Creek Pkwy.
North Drive
Suite 240
Indianapolis, IN  46250

Jackson
Highland Village Center
Suite 292
4500 I-55 North
Jackson, MS  39211

Jacksonville
Suite 310
9485 Regency Square Boulevard
Jacksonville, FL  32225

Jefferson City
210 Prodo Drive
Jefferson City, MO  65109

Kansas City
8717 West 110th Street
Bldg. #14, Suite 550
Overland Park, KS  66210

Knoxville
5500 Lonas Drive
Suite 260
Knoxville, TN  37909

Lafayette
Saloom Office Park
Suite 350
100 Asma Boulevard
Lafayette, LA  70508

Lansing
2140 University Park Drive
Okemos, MI  48864

Las Vegas
500 N Rainbow Blvd.
Suite 312
Las Vegas, NV  89107

Little Rock
1701 Centerview Dr.
Suite 301
Little Rock, AR  72211

Long Island
972 Brush Hollow Road
5th Floor
Westbury, NY  11590-1740

Louisville
502 Executive Park
Louisville, KY  40207

Lubbock
4010 82nd Street
Suite 200
Lubbock, TX  79424

Macon
5400 Riverside Drive
Suite 201
Macon, GA  31210

Manchester
4 Bedford Farms
Bedford, NH  03110

Marshall
1408 North Michigan
Marshall, IL  62441

Memphis
6555 Quince Road
Suite 300
Memphis, TN  38119

Miami
6303 Blue Lagoon Drive
Suite 200
Miami, FL  33126

Milwaukee
10850 W. Park Place
Suite 110
Milwaukee, WI  53224

Minneapolis
One Southwest Crossing
Suite 308
11095 Viking Drive
Eden Prairie, MN  55344

Mobile
1201 Montlimar Dr.
Suite 700
Mobile, AL  36609-1718

Nashville
Highland Ridge
Suite 190
565 Marriott Drive
Nashville, TN  37214

New Haven
35 Thorpe Ave.
Wallingford, CT 06492

New Jersey-Central
101 Interchange Plaza
Cranbury, NJ  08512

New Jersey-North
103 Eisenhower Parkway
4th Floor
Roseland, NJ  07068

New Jersey-South
10000 MidAtlantic Dr.
Suite 401 West
Mt. Laurel, NJ  08054

New Orleans
Lakeway III
3838 N. Causeway Blvd.
Suite 3200
Metairie, LA  70002

Norfolk
Greenbrier Pointe
Suite 350
1401 Greenbrier Pkwy.
Chesapeake, VA  23320

Odessa
Ashford Park Office Center
Suite 201A
2626 John B. Sheprd Parkway
Odessa, TX  79762

Oklahoma City
Perimeter Center
Suite 300
4101 Perimeter Ctr Dr.
Oklahoma City, OK  73112

Omaha
10040 Regency Circle
Suite 100
Omaha, NE  68114-3786

Omaha Customer Service Center
12110 Emmet Street
Omaha, NB 68164

Orange
765 The City Drive
Suite 400
Orange, CA  92668

Orange/CL
765 The City Drive
Suite 401
Orange, CA  92668

Orlando
1060 Maitland Ctr Commons
Suite 210
Maitland, FL  32751

Pasadena
225 S. Lake Avenue
Suite 1200
Pasadena, CA  91101

Pensacola
25 W. Cedar Street
Suite 316
Pensacola, Fl  32501

Philadelphia
Bay Colony Executive Park
Suite 100
575 E. Swedesford Rd.
Wayne, PA  19087

Philadelphia/CL
500 N. Gulph Rd.
Suite 110
King of Prussia, PA 19406

Phoenix
4742 North 24th Street
Suite 215
Phoenix, AZ  85016

Pittsburgh
Foster Plaza 9
750 Holiday Drive
4th Floor, Suite 420
Pittsburgh, PA  15220

Portland
2401 Congress Street
Portland, ME  04102

Portland
10220 S.W. Greenburg Blvd.
Suite 415
Portland, OR  97223

Raleigh
3651 Trust Drive
Raleigh, NC  27604

Regional Opers Center
7090 Columbia Gateway Dr.
Columbia, MD 21046

Richmond
300 Arboretum Place
Suite 320
Richmond, VA  23236

Roanoke
5238 Valley Pointe Pkwy.
Suite 6
Roanoke, VA  24019

Sacramento
2720 Gateway Oaks Dr.
Suite 200
Sacramento, CA  95833

Saginaw
4901 Towne Centre Rd.
Suite 200
Saginaw, MI  48605

Salt Lake City
310 E. 4500 S.
Suite 340
Murray, UT  84107

Santa Ana Central Collections
765 The City Drive
Suite 402
Orange, CA  92668

San Antonio
100 N.E. Loop 410
Suite 625
San Antonio, TX  78216-4742

San Bernardino
1615 Orange Tree Lane
Suite 215
Redlands, CA  92374

San Diego
3111 Camino Del Rio N.
Suite 1333
San Diego, CA  92108

San Francisco
4301 Hacienda Dr.
Suite 400
Pleasanton, CA  94588

San Francisco/CL
4900 Hopyard Road
Suite 220
Pleasanton, CA 94588

San Jose
1900 McCarthy Blvd.
Suite 400
Milpitas, CA  95035

Savannah
6600 Abercorn Street
Suite 206
Savannah, GA  31405

Seattle
13555 S.E. 36th Street
Suite 350
Bellevue, WA  98006

Shreveport
South Pointe Centre
Suite 200
3007 Knight Street
Shreveport, LA  71105

South Bay
301 E. Ocean Boulevard
Suite 1900
Long Beach, CA  90802

South Bend
4215 Edison Lakes Parkway
Suite 140
Mishawaka, IN  46545

Spokane
901 North Monroe Ct.
Suite 350
Spokane, WA  99201-2148

Springfield
3275 E. Ridgeview
Springfield, MO  65804

St. Louis
4227 Earth City Expressway
Suite 100
Earth City, MO  63045

Syracuse
5788 Widewaters Pkwy.
DeWitt, NY  13214

Tampa
Lincoln Pointe, Suite 800
2502 Rocky Point Drive
Tampa, FL  33607

Tulsa
9820 East 41st St.
Suite 300
Tulsa, OK  74145

Tupelo
One Mississippi Plaza
Tupelo, MS  38801

Tyler
821 East SE Loop 323
Suite 300
Tyler, TX  75701

Ventura
260 Maple Court
Suite 210
Ventura, CA  93003

Washington, D.C.
2440 Research Blvd.
Suite 150
Rockville, MD  20850

Westchester
660 White Plains Road
Tarrytown, NY  10591

Western Carolina
215 Thompson Street
Hendersonville, NC  28792

Wichita
7570 West 21st
Wichita, KS  67212

                                                                      APPENDIX A



                             Definitions and Usage







                                     AA-1